Exhibit 10.18


                                                                  EXECUTION

















                              AMENDMENT NO. 4

                         Dated as of June 12, 2000

                                     to

                    MASTER LEASE AND SECURITY AGREEMENT

                                  between

                           Rite Aid Realty Corp.

                                    and

                              RAC Leasing LLC





         AMENDMENT NO. 4 TO MASTER LEASE AND SECURITY AGREEMENT, dated as of June 12, 2000 ("Amendment No. 4"), between RAC LEASING LLC, a Wyoming limited liability company, as lessor ("Lessor"), and RITE AID REALTY CORP., a Delaware corporation, as lessee ("Lessee"), amending the Lease referred to below.

         WHEREAS, Lessor and Lessee have heretofore entered into a Master Lease and Security Agreement, dated as of March 19, 1998, as amended by Amendment No. 1, dated as of June 22, 1998, and as further amended by Amendment No. 2, dated as of October 25, 1999, and as further amended by Amendment No. 3, dated as of December 23, 1999 (as amended, the "Lease");

         WHEREAS, Rite Aid Corporation ("Guarantor") and the Lessor entered into a Guaranty dated as of March 19, 1998, as amended by Amendment No. 1 dated as of June 22, 1998 and as further amended by Amendment No. 2 dated as of October 25, 1999, and as further amended by Amendment No. 3 dated as of December 2, 1999 and as further amended by Amendment No. 4 dated as of February 28, 2000 and as further amended by Amendment No. 5 dated as of the date hereof (as so amended, the "Guaranty"); and

         WHEREAS, Lessor and Lessee wish to amend further the Lease as hereinafter provided, and each of the parties hereto agrees to the terms of this Amendment No. 4 to Master Lease and Security Agreement;

         NOW, THEREFORE, Lessor and Lessee hereby agree as follows:

         Section 1. Amendments to the Lease.

         Appendix 2 to the Lease is hereby amended by deleting the tables and related provisions set forth under the headings "Determination of Lessor Applicable Margin and Liquidity Applicable Margin", respectively, and inserting in lieu thereof the following:

         "The Liquidity Applicable Margin" means the sum of (i) 3.75% plus
(ii) at any date on or after November 1, 2000, 0.50% unless the Reduction Condition has been met on or prior to such date.

         "The Lessor Applicable Margin" means the sum of (i) 4.75% plus
(ii) at any date on or after November 1, 2000, 0.50% unless the Reduction Condition has been met on or prior to such date.

         "Reduction Condition" shall have the meaning given to such term in Annex A to the Guaranty.

         Section 2. Representations and Warranties. The Lessee represents and warrants to the Lessor, Collateral Agent and the other Secured Parties that:

         (a) The execution, delivery and performance of this Amendment No. 4 and any related documents executed in connection with this Amendment No. 4, including, without limitation, Amendment No. 5 to the Guaranty, dated as of the date hereof, from the Guarantor to the Lessor (the "Amendment to Guaranty") and any documents and certificates furnished pursuant hereto or thereto (collectively, the "Amendment Documents") and the performance of the Lease and the Guaranty, as amended by the Amendment Documents, have been duly authorized by all necessary action of the Lessee and the Guarantor. The Lessee and the Guarantor have duly executed and delivered each Amendment Document to which it is a party. Each Amendment Document and the Lease and the Guaranty, as amended by the Amendment Documents, constitutes a legal, valid and binding obligation of the Lessee and the Guarantor, as the case may be, enforceable according to its terms, subject, as to enforceability, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

         (b) The representations and warranties made under Section 6.2 of the Lease are true and correct with the same force and effect as though made on and as of the date hereof and after giving effect to the Amendment Documents, except (i) to the extent that such representations and warranties expressly relate to an earlier date, such representations and warranties were true and correct on and as of such earlier date, (ii) with respect to each representation set forth in Section 6.2(h) of the Lease, such representation is true and correct on and as of the date hereof, subject to the disclosure set forth in the Initial Financial Statements (as defined in Annex A to the Guaranty) for the period on or before May 27, 2000 and (iii) in lieu of the representation set forth in Section 6.2(d) of the Lease, the Lessee hereby represents and warrants to the Lessor and each Lender that on and as of the date hereof, there has been (x) no development in any Existing Litigation after April 10, 2000 and (y) no litigation or administrative proceeding that in case of either clause (x) or (y), could reasonably be expected to have a Material Adverse Effect, and that on and as of the date hereof, there has been no development in any Existing Litigation after April 10, 2000, and there has been no litigation or administrative proceeding that could, in the Required Participants' sole judgment, impair the validity, enforceability or priority of the security interests granted in favor of the Lenders under the Operative Documents, the Pledge Agreements (as defined in Annex A to the Guaranty) or the Second Priority Collateral Documents (as defined in Annex A to the Guaranty); and

         (c) No Default or Event of Default has occurred and is continuing, or will result from the execution, delivery or performance of the Amendment Documents, the performance of the Lease, as amended by the Amendment Documents, or the consummation of the transactions contemplated hereby.

         Section 3. Conditions Precedent. As a condition precedent to the effectiveness of this Amendment No. 4, the Liquidity Agent shall have received the following items in form and substance satisfactory to it:

         (a) fully executed counterparts of (i) this Amendment No. 4; (ii) Amendment to Guaranty and (iii) the Fee Agreement, dated as of the date hereof, between the Lessee and the Liquidity Agent (the "Fee Agreement");

         (b) a fully executed counterpart of each of the Second Priority Collateral Documents (as such term is defined in Annex A to the Guaranty) showing a lien in favor of the trustee named therein for the ratable benefit of the Collateral Agent and the Secured Parties under the Intercreditor Agreement;

         (c) a fully executed counterpart of each amendment to the PCS Pledge Agreement and Drugstore.com Pledge Agreement (as such terms are defined in Annex A to the Guaranty);

         (d) a fully executed copy of the RCF Facility dated as of the date hereof among the Guarantor, the banks parties thereto and Morgan Guaranty Trust Company of New York, certified as true, correct and complete by a Responsible Officer of the Guarantor;

         (e) any and all fees payable to the Lessor, the Liquidity Providers and the Liquidity Agent in connection with this Amendment No. 4, including, without limitation, the fees payable under the Fee Agreement, together with all costs and expenses incurred by the Liquidity Agent in connection with the preparation, execution and delivery of the Amendment Documents;

         (f) certificates from the Secretary of State of the State of Delaware evidencing the good standing each of the Lessee and the Guarantor;

         (g) a certificate from the Secretary or an Assistant Secretary of the Lessee certifying (i) as to the incumbency and signature of the officer of the Lessee to execute and deliver the Amendment Documents to which it is a party, (ii) that the charter and by-laws of the Lessee are in full force and effect and have not been amended or modified since the date last delivered to the Liquidity Agent, and (iii) that attached thereto is a true and complete copy of the resolutions of the Boards of Directors of the Lessee authorizing the execution, delivery and performance of the Amendment Documents, the performance of the Lease, as amended by the Amendment Documents, and the transactions contemplated thereby;

         (h) a certificate from the Secretary or an Assistant Secretary of the Guarantor certifying (i) as to the incumbency and signature of the officer of the Guarantor to execute and deliver the Amendment Documents to which it is a party, (ii) that the charter and by-laws of the Guarantor are in full force and effect and have not been amended or modified since the date last delivered to the Liquidity Agent, and (iii) that attached thereto is a true and complete copy of the resolutions of the Boards of Directors of the Guarantor authorizing the execution, delivery and performance of the Amendment Documents, the performance of the Guaranty, as amended by the Amendment Documents, and the transactions contemplated thereby;

         (i) a certificate from a Responsible Officer of the Lessee, certifying that, to the best knowledge of such officer, the representation and warranty made by the Lessee pursuant to Section 2(b) hereof is true and correct on and as of the date of such certificate and after giving effect to the Amendment Documents and that no Default or Event of Default has occurred or is continuing or would result from the execution, delivery and performance of the Amendment Documents or the performance of the Lease, as amended by the Amendment Documents;

         (j) a certificate from a Responsible Officer of the Guarantor, certifying that, to the best knowledge of such officer, the representations and warranties contained in Section 4 of Amendment No. 5 to the Guaranty are true and correct on and as of the date of such certificate and after giving effect to the Amendment Documents and that no Default or Event of Default has occurred or is continuing or would result from the execution, delivery and performance of the Amendment Documents or the performance of the Guaranty, as amended by the Amendment Documents;

         (k) a legal opinion addressed to the Liquidity Agent from the outside or General Counsel to the Lessee and the Guarantor as to the due authorization, execution and binding effect of the Amendment Documents, and the Lease and the Guaranty, as amended by the Amendment Documents, in form and substance satisfactory to the Liquidity Agent and its counsel; and

         (l) Such other documents, instruments certificates and information as the Liquidity Agent on behalf of itself and/or the other Required Participants may request.

         Section 4. Counterparts. This Amendment No. 4 may be executed in several counterparts, each of which when executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute but one and the same Amendment No. 4.

         Section 5. Governing Law THIS AMENDMENT NO. 4 SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         Section 6. Continuing Effect Except as herein provided, all provisions, terms and conditions of the Lease shall remain in full force and effect. As amended hereby, the Lease is ratified and confirmed in all respects.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed as of the date first above written.

                                             RITE AID REALTY CORP.,


                                             By: _______________________
                                                 Name:
                                                 Title:


                                             RAC LEASING LLC, as Lessor
                                             By: The Diversified Group
                                                 Incorporated, Manager


                                             By:___________________________
                                                Name:
                                                Title:

The undersigned hereby acknowledge and consent to the foregoing Amendment No. 4:

THE SUMITOMO BANK, LIMITED
NEW YORK BRANCH

By: _________________________________


RITE AID CORPORATION

By: _________________________________


ABN AMRO BANK, N.V.

By:__________________________________


CITIBANK, N.A.

By:__________________________________


SUMITOMO BANK LEASING AND
FINANCE, INC.

By:__________________________________



Amendment No. 4 to Master Lease and Security Agreement (RAC Tool)